CERTIFICATE OF INCORPORATION
                                       OF
                               THM Associates Inc.

             Section 1. Name. The name of the corporation is THM Associates Inc. The corporation is hereinafter referred to as the "Company".

             Section 2. Registered Office and Agent. The address of the Company's registered office in the State of Delaware is 229 South State Street, City of Dover, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

             Section 3. Purpose. The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

             Section 4. Stock. The total number of shares of stock which the Company shall have authority to issue is one thousand (1,000) shares, consisting of one class of common stock of the par value of one cent ($.01) per share.

             Section 5. Incorporator. The name and mailing address of the incorporator is as follows:

             Name                                      Address


        John L. Teeger                         c/o Founders Equity, Inc.
                                               200 Madison Avenue
                                               New York, New York  10016

             Section 6. By-Laws. The Board of Directors may make, alter or repeal the By-Laws of the Company, subject only to such limitations, if any, as may from time to time be imposed by the By-Laws.

             Section 7. Election of Directors. The election of directors need not be by written ballot, except as may otherwise be provided in the By-Laws.

             Section 8. Limitation of Liability of Directors. To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same now exists or may hereafter be amended, a director of the Company shall not be liable to the Company or its stockholders or any of them for monetary damages for breach of fiduciary duty as a director.

             Section 9. Amendments. The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter provided by law, and all rights conferred herein on stockholders, directors and officers are subject to this reserved power; provided that any amendment, alteration, change or repeal which reduces or limits the exculpation or indemnification of the persons referred to herein, or which adversely affects (from the point of view of the director) any limitation on the personal liability of a director, shall apply prospectively only and shall not be given retroactive effect.

             THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, makes this certificate, hereby declaring and certifying that this is the act and deed of the undersigned and that the facts herein stated are true, and accordingly has hereunto set such person's hand on April 28, 1989.



                                    /s/ John L. Teeger
                                    John L. Teeger, Incorporator

    STATE OF OELALJARE
    SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:29 pm  05/13/1993
  931335411 - 2195565

                     Certificate of Renewal and Restoration

                             of THM Associates Inc.

                            under Section 312 of the
                General Corporation Law Of the State of Delaware

         THM Associates, Inc., a corporation organized under the Laws of Delaware, the charter of which was voided for nonpayment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

         1. The name of the corporation is THM Associates Inc.

         2. Its registered office in the Stats of Delaware is located at 32 Loockerman Square, Suite L--100, City of Dover, County of Kent. The name and address of its registered agent is The Prentice--Hall Corporation System, Inc.

         3. The date of filing of the original Certificate of Incorporation in Delaware was May 5, 1989.

         4. This corporation was duly organized and carried on the business authorized by its charter until March 1, 1992, at which time its charter became inoperative and void for nonpayment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

         5. The date when restoration, renewal, and revival of the character of this company is to commence is February 29, 1992, being the date prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charter, Warren L. Haber, the last acting Chairman of the Board, and John L. Teeger the last acting Secretary of TRIM Associates Inc., hay executed this certificate day of May, 1993.



                                           /s/ Warren L. Haber
                                           Warren L. Haber
                                           Last and Acting chairman of the Board

Attest:

/s/ John Teeger
-------------------------------
John L. Teeger
Last and Acting Secretary

                                            STATE OF DELAWARE SECRETARY OF STATE
                                            DIVISION OF CORPORATIONS
                                            FILED 04:30 P11 05/13/1993
                                            931335412 -- 2195555




          Certificate of Amendment of the Certificate of Incorporation

                                       of

                               THM Associates Inc.

         Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

                  It is hereby certified that:

         1. The name of the corporation (hereinafter called the company") is THM Associates Inc.

         2. The Certificate of Incorporation of the Company is hereby amended by deleting the first sentence of Section 1 thereof and by substituting in lieu of said sentence the following new sentence:

         "Section 1. Name. The name of the corporation is Vitamin Specialties Corp."

         3. The Certificate of Incorporation of the Company is hereby further amended by deleting Section 4 thereof and by substituting in lieu of said Section the following new Section:

"Section 4.  Stock.

         Section 4.1. Authorized Shares. The Company shall have the authority to issue 500,000 shares of Preferred Stock having a par value of $.001 per share and 5,000,000 shares of common stock, initially consisting of two classes-- a class of 4,250,000 shares of Common Stock and a class of 750,000 shares of Class A Stock, with each class having a par value of $0.001 per share.

         Section 4.2. Preferred Stock. The shares of Preferred Stock may be issued from time to time and in such amounts and for such consideration as may be determined by the Board of Directors of the corporation. The Board of Directors is authorized to establish and designate series and to fix the number of shares and the relative rights, preferences and limitations as between series, subject only to such limitations as may be prescribed by law. In particular, the Board of Directors may take the following actions with respect to each series of Preferred Stock: establish and specify a designation of such series; fix the dividend rights of holders of shares of each such series; fix the terms on which shares of each such series may be redeemed if the shares of such series are to be redeemable; fix the rights of the holders of shares of each such series upon dissolution or any distribution of assets; fix the terms or amount of the sinking fund, if any, to be provided for the purchase or redemption of shares of each such series; fix the terms, if any, upon which the shares of each such series may be converted into or exchanged for shares of any other class or of any other security issued by the Company; fix the voting rights, if any of the shares of each such series; and establish any other relative rights, preferences or limitations of shares of the series consistent herewith and with applicable the General Corporation Law of the State of Delaware.

         Section 4.3. Common Stock. (a) The holders of Common Stock and the holders of Class A Stock shall have all the rights of the holders of capital stock of the corporation, subject to the rights of the holders of Preferred Stock, as if the shares of both classes were one class, except that holders of shares of Class A Stock shall not be entitled to any voting power, to participate in or vote at any meeting of stockholders, or to express consent or dissent to corporate action authorized in writing without a meeting, unless such rights are otherwise provided to the class under the General Corporation Law of the State of Delaware.

         (b) On the ninetieth (90th) day following the closing of the first sale of the shares of Common Stock or Class A Stock of the Company either registered under the Securities Act of 1933, as amended (the "1933 Act") or exempt from registration thereunder pursuant to the exemption afforded by Regulation A promulgated under the 1933 Act: (i) the outstanding shares of Class A Stock without requiring any action of the Corporation or the holders of such shares shall automatically be converted into shares of Common Stock on a share for share basis; and (ii) the authorized and unissued shares of Class A Stock shall be changed into a like number of authorized and unissued shares of Common Stock."

         4. Each of the 200 shares of capital stock of the Company outstanding immediately prior to the effectiveness of the amendments of the Certificate of Incorporation of the Company herein certified shall upon the effectiveness of such amendments be converted into 7,500 shares of Common Stock.

         5. The amendments of the Certificate of Incorporation of the Company herein certified have been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware by the unanimous written Consent of the board of directors followed by the unanimous written consent of the stockholders of the Company.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed on its behalf by Warren H. Haber, its Chairman of the Board and by John
L. Teeger, its Secretary, hereby declaring and certifying that this is the act and deed of the Company and that, to the best of their knowledge, the facts stated herein are true.


Dated as of May 13, 1993.





                                                      /s/ Warren H. Haber
                                                      -----------------------
                                                      Warren H. Haber
                                                      Chairman of the Board

Attest:
/s/ John L. Teeger
John L. Teeger
Secretary

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 01:00 PM 08/19/1994
                                                          944155797 -- 2195555






          Certificate of Amendment of the Certificate of Incorporation

                                       of

                            Vitamin Specialties Corp.

         Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

                  It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Company") is Vitamin Specialties Corp.


         2. The Certificate of Incorporation of the Company is hereby amended by deleting Section 4 thereof and by substituting in lieu of said Section the following new Section:

         "Section 4. Stock.

         Section 4.1. Authorized Shares. The Company shall have the authority to issue 1,500,000 shares of Preferred Stock having a par value of $.001 per share and 10,000,000 shares of common stock having a par value of $.00l per share.

         Section 4.2. Preferred Stock. The shares of Preferred Stock may be issued from time to time and in such amounts and for such consideration as may be determined by the Board of Directors of the corporation. The Board of Directors is authorized to establish and designate series and to fix the number of shares and the relative rights, preferences and limitations as between series, subject only to such limitations as may be prescribed by law. In particular, the Board of Directors may take the following actions with respect to each series of Preferred Stock: establish and specify a designation of such series; fix the dividend rights of holders of shares of each such series; fix the terms on which shares of each such series may be redeemed if the shares of such series are to be redeemable; fix the rights of the holders of shares of each such series upon dissolution or any distribution of assets; fix the terms or amount of the sinking fund, if any, to be provided for the purchase or redemption of shares of each such series; fix the terms, if any, upon which the shares of each such series may be converted into or exchanged for shares of any other class or of any other security issued by the Company; fix the voting rights, if any, of the shares of each such series; and establish any other relative rights, preferences or limitations of shares of the series consistent herewith and with applicable the General Corporation Law of the State of Delaware."

         3. The amendment of the Certificate of Incorporation of the Company herein certified has been duly adopted in accordance with the provisions of section 242 of the General Corporation Law of the State of Delaware by the board of directors and stockholders of the Company.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed on its behalf by Warren H. Haber, its Chairman of the Board and by John
L. Teeger, its Secretary, hereby declaring and certifying that this is the act and deed of the Company and that, to the best of their knowledge, the facts stated herein are true.



Dated as of August l9, 1994.


                                                /s/ Warren H. Haber
                                                Warren H. Haber
                                                Chairman of the Board


  Attest:
  /s/  John L. Teeger
  -------------------
  John L. Teeger
  Secretary

    STATE OF OELAUARE
    SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:01 PM 07/17/1995
   950 158958 -- 2195555








          Certificate of Amendment of the Certificate of Incorporation

                                       of

                            Vitamin Specialties Corp.

         Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

                  It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Company") is Vitamin Specialties Corp.

         2. The Certificate of Incorporation of the Company is hereby amended by deleting the first sentence of Section 1 thereof and by substituting in lieu of said sentence the following new sentence:

         "Section 1. Name. The name of the corporation is HealthRite Inc."

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed on its behalf by Warren H. Haber, its Chairman of the Board and by John
L. Teeger, its Secretary, hereby declaring and certifying that this is the act and deed of the Company and that, to the best of their knowledge, the facts stated herein are true.


Dated as of July 17, 1995




                                                           /s/ Warren H. Haber
                                                           ---------------------
                                                           Warren H. Haber
                                                           Chairman of the Board

Attest:


/s/ John L. Teeger
------------------
John L. Teeger
Secretary

                      CERTIFICATE SETTING FORTH RESOLUTIONS
                            OF THE BOARD OF DIRECTORS
                                       OF
                                 HEALTHRITE INC.
                             PURSUANT TO SECTION 151
                                       OF
                           THE GENERAL CORPORATION LAW
                                       OF
                              THE STATE OF DELAWARE



         We, the undersigned. Warren H. Haber and John L Teeger, Chairman of the Board of Directors and Secretary, respectively, of HeathRite Inc., a Delaware corporation, the Certificate of Incorporation of which was tiled in die office of the Secretary of State of Delaware and recorded in the office of the Recorder of Kent County. Delaware, on May 5, 1989. DO HEREBY CERTTFY: That by a written consent of at least a majority of the Directors of the Corporation the following resolutions were duly adopted:


         The designation, preferences and the relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock Series A are as follows:

         1. Number and Designation. The number of shares to constitute the total authorized amount of the first series of Preferred Stock, par value $.001 per share of the Corporation shall be 450.000 shares and the designation of such shares shall be "Series A Preferred Stock." All shares of the Preferred Stock Series A shall be identical with each other in all respects.

         2. Dividend Rights. The holders of shares of the Preferred Stock Series A shall be entitled to receive, prior to any payment to be made to the holders of shares of Common Stock or any other series or class of shares of capital stock which rank junior to the shares of Series A Preferred Stock, dividends out of any funds of the Corporation legally available therefor In an amount equal to eight percent (8%) per annum of the Liquidation Value as defined in Section 4 per share of Series A Preferred Stock payable In cash in annual installments on July 31 of each year with the first installment due on July 31, 1997 (the "Payment Date") to holders of record on the immediate previous July 15. Such dividends shall accrue from the date of receipt of payment for such shares and shall accrue from day to day, whether or not earned or declared. The dividend rights of the holders of the Series A Preferred Stock shall be cumulative, so that if in any year or years dividends upon the outstanding Series A Preferred Stock at the rate of eight percent (8%) per annum of the Liquidation Value thereof shall not have been paid thereon or declared and set apart for payment, the amount of she deficiency shall be fully paid and set aside for payment, but without interest, before any distribution whether by way of dividend or otherwise shall be declared or paid upon, or set apart, for shares of Common Stock or other classes or series of Preferred Stock.

         3.  Voting Rights.

                  (a) Except as provided under Section 3(b) and Section 3(c) and the applicable provisions of the Delaware General Corporation Law, the holders of shares of the Preferred Stock Series A shall not be entitled to any voting rights.

                  (b) In the event the Company has failed to pay any dividend installment within ninety (90) days after a Payment Date, the holders of shares of Series A Preferred Stock shall be entitled so long as such payment has not been made to the holders to elect a Director by a vote as a class with the holders of the Series A Preferred Stock entitled to one vote for each share held. To implement such tight, the number of Directors to constitute the Board shall be deemed increased as of such ninetieth day by the additional Director; and to the extent the number of Directors as so increased shall be in excess of the number of Directors authorized by the By-law of the Company, the related By-laws provision or provisions shall be deemed amended to authorize such number of Directors as to permit the election of the additional Director.

         (c) In addition to any approval required under the applicable provisions of the Delaware General Corporation Law or other provisions of the Certificate of Incorporation, the following transactions shall require the approval of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock, voting as one class, with each share entitled to one vote:

                  (i) An amendment to the Certificate of Incorporation, which, by its terms, would have a material adverse effect on the rights and privileges of the holders of the shares of Series A Preferred Stock.

                  (ii) The authorization or the issuance of any shares of Preferred Stock ranking senior or in parity, with respect to dividends or liquidation preferences, to the shares of Series A Preferred Stock.

                  (iii) A sale of substantially all the assets of the Corporation requiring a vote of the stockholders of the Corporation pursuant to Section 271 of the General Corporation Law of Delaware.

                  (iv) A merger or consolidation of the Corporation other than with a wholly-owned subsidiary of the Corporation.

         4. Liquidation Rights.

                  (a) In the event of any voluntary or involuntary dissolution, distribution of the assets, liquidation or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and any preferential amounts payable with respect to shares of the Corporation ranking prior to the Preferred Stock Series A, the holders of shares of the Series A Preferred Stock shall be entitled to receive, prior to any payment to be made pursuant to the liquidation rights of the holders of shares of the Common Stock and any other class or series of capital stock which ranks junior to the shares of Series A Preferred Stock out of the assets of the Corporation whether from capital or surplus or both) Two Dollars ($2.00) per share (the "Liquidation Value"), together with an amount equal to all dividends accrued and unpaid to the date fixed for distribution to the holders of the shares of Series A Preferred Stock (the "Redemption Price").

                  (b) If upon any such dissolution, distribution of the assets, liquidation or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to them of the full preferential amounts to which they are entitled, then the entire assets of the Corporation so to be distributed shall be distributed ratably among the holders of the Series A Preferred Stock, to the exclusion of the holders of shares of Common Stock and the holders of any other shares of the Corporation ranking junior to the Series A Preferred Stock. Except as provided in Section 4(c), the foregoing provisions of this paragraph shall not, however, be deemed to require the distribution of assets among the holders of shares of the Series A Preferred Stock or the holders of shares of any class or series of capital stock or the Common Stock, in the event of a consolidation, merger, lease or sale of substantially all the assets, which does not in fact result in the liquidation or winding up of the business of the Corporation.

                  (c) For the purposes of Section 4, a liquidation of the Corporation shall be deemed to include a merger or consolidation of the Corporation in which, after such merger or consolidation, the outstanding shares of Common Stock and Preferred Stock of the Corporation immediately prior to the effectiveness of such merger or consolidation will not, pursuant to the terms of the merger or consolidation, he converted to or exchanged for in whole or in part, capital stock of the surviving corporation with the same rights and limitations as the corresponding shares of Common Stock and Preferred Stock of the Corporation.

         5. Redemption. The Corporation shall redeem on July 31, 2001 all outstanding shares of the Series A Preferred Stock by paying hi cash therefor Two Dollars ($2.00) per share and an amount in cash equal to all dividends on Series A Preferred Stock unpaid and accumulated as provided above, whether earned or declared or not, to July 31, 2001 or, if later, the date the funds necessary for redemption at the Redemption Price have been made available therefore.

         6. Conversion.

                  (a) Each of the holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (i) Right to Convert. Each share of the Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the per share Liquidation Value plus all declared but unpaid dividends per share on the date of conversion by the Conversion Price at the time in effect for such shares. The initial Conversion Price for Series A Preferred Stock shall be Two Dollars ($2.00) per share; provided, however, that the Conversion Price shall be subject to adjustment as set forth in subparagraphs 5(a)(iii) hereof.

                  (ii) Mechanics of Conversion. Before any holder of the Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrendered the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such Series A Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Series A Preferred Stock or to the nominee or nominees of such bolder, a certificate or certificates for the number of shares of Common Stock to which such bolder shall be entitled as aforesaid. Such conversion shall be deemed to have been made Immediately prior to the close of business on the date of such surrender of the shares of the Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                  (iii) Conversion Price Adjustments. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                  (1) In the event the Corporation should at any time or from time to time after June 30, 1996 fix a record date for (x) the effectuation of a split or subdivision of the outstanding shares of Common Stock, or (y) the determination of holders of Common Stock entitled to receive a dividend or other distribution payable hi additional shares of Common Stock or ocher securities or rights convertible into, or emitting the holder thereof to receive, directly or indirectly, additional shares of, Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents, including the additional shares of Common Stock issuable upon conversion or exercise thereof, then, as of such record date (or the date of such dividend, distribution, split or subdivision or determination if no record dare is fixed), the Conversion Price shall be appropriately decreased to an amount equal to the Conversion Price in effect on the record date (or the date of such dividend, distribution, split, subdivision or determination) times a fraction, the numerator of which shall be the number of shares of Common Stock and Common Stock Equivalents outstanding before the dividend, subdivision, distribution or spilt, and the denominator of which shall be the number of shares of Common Stock outstanding before the dividend, subdivision, distribution or split.

                  (2) If the number of shares of Common Stock outstanding at any time after June 30, 1996 is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A. Preferred Stock shall be appropriately increased to an amount equal to the Conversion Price In effect on the record date (or the date of such combination) times a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before the combination, and the denominator of which shall be the number of shares of Common Stock outstanding after the combination.

                  (3) If at the time the first Registration Statement of the Corporation filed under the Securities Act of 1933, as amended, which registers shares of the Series A Preferred Stock or shares of Common

         Stock issued or issuable upon conversion of shares of Series A Preferred Stock for the account of a holder of the Series A Preferred. Stock or such shares of Common Stock, which registration was effected pursuant to the "Piggy Back Registration" rights provided by the Stock Purchase Agreement between the Corporation and the purchasers of Series A Preferred Stock, is declared effective by the United States Securities and Exchange Commission the "Market Price" of the Common Stock of the Corporation is less than the then Conversion Price, Conversion Price shall be adjusted to such Market Price. Market Price shall mean the average of the closing sale prices of the Common Stock of the Corporation on the largest trading market on which the Common Stock of the Corporation has been traded for the immediate preceding such twenty (20) day period. The trading markets for the purposes of this Section shall be considered largest in the following order of priorities: New York Stock Exchange, Nasdaq National Market, American Stock Exchange and Nasdaq SmallCap Stock Market. If the Common Stock of the Corporation is not listed or traded on any of the foregoing exchanges or markets during any day of the foregoing twenty (20) day period, the Market Price shall be average of the high bid and low asked prices or each of the twenty (20) days as set forth on the "Bulletin Board" of the National Association of Securities Dealers.

                  (iv) Issuance of Common Stock Certificates. The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred Stock which is being converted.

                  (v) Stock Transfer Books to Remain Open. The Corporation will at no time close its stock transfer books against the transfer of any Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any mariner which interferes with the timely conversion of such Series A Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  (vi) Common Stock Definition. As used in this Paragraph 5, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.00l per share, as constituted on the date of filing of the Certificate of this Resolution of the Board of Directors with the Department of State of Delaware, and shall also include any capital stock of any class of die Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor be entitled to a preference in the distribution of assets upon the voluntary or Involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets to be Issued in exchange for such Common Stock pursuant thereto.

                  (vii) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences or indebtedness issued by the Corporation or other persons, assets (excluding cash dividends), then, in each such case, the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation Into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                  (viii) Recapitalization. In the case of a recapitalization of the Corporation affecting its outstanding shares of Common Stock, the Series A Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock, other securities, or property receivable upon such recapitalization by a holder of the number of shares of Common Stock into which such Series A Preferred Stock might have been converted immediately prior to such recapitalization.

                  (ix) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment,

                  (x) No Fractional Shares and Certificate auto Adjustment.


                  (1) No fractional shares shall be issued upon conversion of the Series A Preferred Stock and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the beneficial holder is at the time converting into Common Stock arid the number of shares of Common Stock Issuable upon such aggregate conversion.

                  (2) Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series A Preferred Stock pursuant to this Paragraph 6, the Corporation, at Its expense, shall promptly compute such adjustment or readjustments in accordance with the terms hereof and prepare and furnish to each holder of the Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (a) such of the Board of Directors adjustment and readjustment. (b) the Conversion Price at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

                  (xi) Notice of Record Date. In the event of any taking by the Corporation a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or properly, or to receive any ether right, the Corporation shall mail to each holder of Series A Preferred Stock, at least fifteen (15) days prior to the date specified therein, a notice specifying the dare on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                  (xii) Reservation of Stock issuable Upon Conversion. The Corporation shall at all times reserve and keep available our of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from tune to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of s hares as shall be sufficient for such purposes.


     IN WITNESS WHEREOF, we have singed this Certificate as of the 5th day of August , 1996


                                                        /s/ John Teeger
                                                        -------------------
                                                        John Teeger,
                                                        Secretary

                                                        /s/ Warren H. Haber
                                                        -------------------
                                                        Warren H. Haber,
                                                        Chairman of the Board


State of Delaware
Secretary of the State
Division of Corporations
Filed 09:00 AM 08/08/1996
960232264 - 2195555

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

                                  * * * * * * *

HEALTHRITE INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY.

         FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the restated Certificate of Incorporation of said corporation.

         RESOLVED, that the restated Certificate of Incorporation of HealthRite. Inc. be amended by deleting the first sentence of Section 1 thereof and by Substituting in lieu of said sentence the following new sentence:

         "Section 1.  Name. The name of the corporation is Medifast, Inc."

         SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporate Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

         THIRD: That the aforesaid amendment was duly adopted in accordance With the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said the Company has caused this certificate to be signed by Bradley T. MacDonald, its Chairman of the Board of Directors, this 11th day of January, 2001.


                                              /s/ Bradley T. MacDonald
                                              Bradley T. MacDonald
                                              Chairman of the Board of Directors



                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 01:30 PM 01/11/2001
                                                            010018738 -- 2195555

STATE OF DELAWARE SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/21/2000
     001035047 -- 2195555






                           CERTIFICATE OF AMENDMENT OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                HEALTHRITE, INC.


         It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Corporation") is HealthRite Inc.

         2. Section 4 of the certificate of incorporation of the Corporation is hereby amended by adding the following designation of preferred stock:

                 "The designation, preferences and the relative, participating optional and other special rights and qualifications limitations and restrictions of the Series B Convertible Preferred Stock are as follows:

         1. Number and Designation. The number of shares to constitute the total authorized amount of the series of Series B Convertible Preferred Stock, par value $.00l per share of the Corporation shall be 600,000 shares and the designation of such shares shall be "Series B Convertible Preferred Stock." All shares of the Series B Convertible Preferred Stock shall be identical with each other in all respects. This series of Preferred Stock shall rank junior in all aspects to the previously authorized and issued shares of Series A Preferred Stock.

         2. Dividend rights. The holders of shares of the Series B Convertible Preferred Stock shall be entitled to receive, prior to any payment to be made to the holders of shares of Common Stock or any other series or class of shares of capital stock which ranks junior to the shares of Series B Convertible Preferred Stock, dividends out of any fluids of the Corporation legally available therefor in an amount equal to ten percent (10%) per annum of the Liquidation Value as defined in Section 4 per share of Series B Convertible Preferred Stock payable in cash in annual installments on July 31 of each year, with the first installment due on July 31, 2000 (the "Payment Date") to holders of record on the immediate previous July 15. Such dividends shall accrue from the date of receipt of payment for such shares and shall accrue from day to day, whether or not earned or declared. The dividend rights of the holders of the Series B Convertible Preferred Stock shall be cumulative, so that if in any year or years dividends upon the outstanding Series B Convertible Preferred Stock at the rate often percent (10%) per annum of the Liquidation Value thereof shall not have been paid thereon or declared and set apart for payment, the amount of the deficiency shall be fully paid and set aside for payment, but without interest, before any distribution whether by way of dividend or otherwise shall be declared or paid upon, or set apart, for shares of Common Stock or other classes or series of Preferred Stock.

         3. Voting Rights. The holders of shares of the Series B Convertible Preferred Stock shall be entitled to four (4) votes per share in all corporate matters in which holders of the Company's Common Stock are entitled to vote.

         4. Liquidation Rights.

                  (a) In the event of any voluntary or involuntary dissolution, distribution of the assets, liquidation or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and any preferential amounts payable with respect to shares of the Corporation ranking prior to the Series B Convertible Preferred Stock, the holders of shares of the Series B Convertible Preferred Stock shall be entitled to receive, prior to any payment to be made pursuant to the liquidation rights of the holders of shares of' the Common Stock and any other class or series of capital stock which ranks junior to the shares of Series B Convertible Preferred Stock out of the assets of the Corporation whether from capital or surplus or both, One dollar ($1.00) per share or securities of equal value at the option of the holder (the "Liquidation Value"), together with an amount equal to all dividends accrued and unpaid to the date fixed for distribution to the holders of the shares of Series B Convertible Preferred Stock (the "Redemption Price").

                  (b) If upon any such dissolution, distribution of the assets, liquidation or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of the Series B Convertible Preferred Stock shall be insufficient to permit the payment to them of the full preferential amounts to which they are entitled, then the entire assets of the Corporation to be distributed shall be distributed ratably among the holders of the Series B Convertible Preferred Stock, to the exclusion of the holders of shares of Common Stock and the holders of any other shares of the Corporation ranking junior to the Series B Convertible Preferred Stock. Except as provided in Section 4(c), the foregoing provisions of this paragraph shall not, however, be deemed to require the distribution of assets among the holders of shares of the Series B Convertible Preferred Stock or the holders of shares of any class or series of capital stock or the Common Stock, in the event of a consolidation, merger, lease or sale of substantially all the assets, which does not in fact result in the liquidation or winding up of the business of the Corporation.

                  (c) For the purposes of Section 4, a liquidation of the Corporation shall be deemed to include a merger or consolidation of the Corporation in which, after such merger or consolidation, the outstanding shares of Common Stock and Preferred Stock of the Corporation immediately prior to the effectiveness of such merger or consolidation will not, pursuant to the terms of the merger or consolidation, be converted to or exchanged for in whole or in part, capital stock of the surviving corporation with the same rights and limitations as the corresponding shares of Common Stock and Preferred Stock of the Corporation.

         5. Redemption. The Corporation shall redeem on January 15, 2005 all outstanding shares of the Series B Convertible Preferred Stock by paying in cash therefor One Dollar ($1.00) per share and an amount in shares of Common Stock equal to all dividends on Series B Convertible Preferred Stock unpaid and accumulated as provided above, whether earned or declared or not, to January 15, 2005 or, if later, the date the funds necessary for redemption at the Redemption Price have been made available therefor. The number of shares of Common Stock payable will be calculated by a fraction of which the sum of all dividends payable is the numerator and the market price of a share of Common Stock on the day prior to redemption is the denominator.

         6. Conversion.

                  (a) Each of the holders of the Series B Convertible Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                           (i) Right to Convert. Each share of the Series B
                  Convertible Preferred Stock shall be convertible, at the option of the holder thereof within one (1) year after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series B Convertible Preferred Stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the per share Liquidation Value plus all declared but unpaid dividends per share on the date of conversion by the Conversion Price at the time in effect for such shares. The initial Conversion Price for Series B Convertible Preferred Stock shall be 75% of the market value of the Company's Common Stock on the day prior to conversion with a. maximum conversion price of $0.50 per share; provided, however, that the Conversion Price shall be subject to adjustment as set forth in subparagraphs 5(a)(iii) hereof.

                           (ii) Methods of Conversion. Before any holder of the
                  Series B Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such Series B Convertible Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Series B Convertible Preferred Stock or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on tire date of such surrender of the shares of the Series B Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                           (iii) Conversion Price Adjustments. The Conversion
                  Price of the Series B Convertible Preferred Stock shall be subject to adjustment from time to time as follows:

                                    (1) In the event the Corporation should at
                           any time or horn time to time after January 24, 2000 fix a record date for (x) the effectuation of a split or subdivision of the outstanding shares of Common Stock, or (y) the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional share' of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalent") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents, including the additional shares of Common Stock issuable upon conversion or exercise thereof, then, as of such record date (or the date of such dividend, distribution, split or subdivision or determination if no record date is fixed), the Conversion Price shall be appropriately decreased to an amount equal to the Conversion Price in effect on the record date

                           (or the date of such dividend, distribution, split, subdivision or determination) times a fraction, the numerator of which shall be the number of shares of Common Stock and Common Stock Equivalents outstanding before the dividend, subdivision, distribution or split, and the denominator of which shall be the number of shares of Common Stock outstanding before the dividend, subdivision, distribution or split.

                                    (2) If the number of shares of Common Stock
                           outstanding at any time after January 24, 2000 is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series B Convertible preferred Stock shall be appropriately increased to an amount equal to the Conversion Price in effect on the record date (or the date of such combination) times a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before the combination, and the denominator of which shall be the number of shares of Common Stock outstanding after the combination.

                           (iv) Issuance of Common Stock Certificates. The
                  issuance of certificates for shares of Common Stock upon conversion of Series B convertible preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Convertible preferred Stock which is being converted.

                           (v) Stock Transfer Books to Remain Open. The
                  Corporation will at no time close its stock transfer books against the transfer of any Series B Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Convertible preferred Stock in any manner which interferes with the timely conversion of such Series B Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                           (vi) Common Stock Definition. As used in this
                  Paragraph 5, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of the Certificate of this Resolution of the Board of Directors with the Department of State of Delaware, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor be entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series B Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganizations or reclassification of the outstanding shares thereof, the stock, securities or assets to be issued in exchange for such Common Stock pursuant thereto.

                           (vii) Other Distributions. In the event the
                  Corporation shall declare a distribution payable in securities of other persons, evidences or indebtedness issued by the Corporation or other persons, assets (excluding cash dividends), then, in each such case, the holders of the Series B Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series B Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                           (viii) Recapitalization. In the case of a
                  recapitalization of the Corporation affecting its outstanding shares of Common Stock, the Series B Convertible Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock, other securities, or property receivable upon such recapitalization by a holder of the number of shares of Common Stock into which such Series B Convertible Preferred Stock might have been converted immediately prior to such recapitalization.

                           (ix) No Impairment. The Corporation will not, by
                  amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidations, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Convertible Preferred Stock against impairment.

                           (x) No Fractional Shares and Certificate as to
                  Adjustment.

                                    (1) No fractional shares shall be issued
                           upon conversion of the Series B Convertible Preferred Stock and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Convertible Preferred Stock the beneficial holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                                    (2) Upon the occurrence of each adjustment
                           or readjustment of the Conversion Price of the Series B Convertible Preferred Stock pursuant to this paragraph 6, the Corporation, at its expense, shall promptly compute such adjustment or readjustments in accordance with the terms hereof and prepare and furnish to each holder of the Series B Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustment and readjustment, (b) the Conversion Price at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B Preferred Stock

                           (xi) Notice of Record Date. In the event of any
                  taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series B Convertible Preferred Stock, at least fifteen (15) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or light.

                           (xii) Reservation of Stock Issuable Upon Conversion.
                  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series B Convertible Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         3. The amendment of the certificate of incorporation of the Corporation herein certified was duly adopted, pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, by at least a majority of the directors who have been elected and qualified.



Signed on January 21, 2000





                                                      /s/ Bradley T. MacDonald
                                                      ------------------------
                                                      Bradley T. MacDonald, CEO

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:00 PM 03/20/2002
                                                            020186483 -- 2195555



                              AMENDEDED CERTIFICATE
                            SETTING FORTH RESOLUTIONS
                            OF THE BOARD OF DIRECTORS
                                       OF
                                 MEDIFAST, INC.
                             PURSUANT TO SECTION 151
                                       OF
                           THE GENERAL CORPORATION LAW
                                       OF
                              THE STATE OF DELAWARE

                            -------------------------

         I, Bradley T. MacDonald, Chairman of the Board of Directors of Medifast, Inc., a Delaware corporation, the Certificate of Incorporation of which was filed in the office of the Secretary of State of Delaware and recorded in the office of the Recorder of Kent County, Delaware, on March 8, 2002, DO HEREBY CERTIFY: That by unanimous approval and consent, the following resolutions were duly adopted by the Directors of the Corporation:

         The designation, preferences and the relative, participating, optional and other special right and qualifications, limitations and restrictions of the Series B Preferred Convertible Stock are as follows:


         1. Number and Designation. The number of shares to constitute the total authorized amount of the series of Series B Preferred Convertible Stock, par value $.001 per share of the Corporation shall be 600,000 shares and the designation of such shares shall be "Series B Convertible Preferred Stock." All shares of the Series B Convertible Preferred Stock shall be identical with each other in all respects. This series of Preferred Stock shall rank junior in all aspects to the previously authorized and issued shares of Series A Preferred Stock.

         2. Dividend rights. The holders of shares of the Series B Convertible Preferred Stock shall be entitled to receive, prior to any payment to be made to the holders of shares of Common Stock or any other series or class of shares of capital stock which ranks junior to the shares of Series B Convertible Preferred Stock, dividends out of any funds of the Corporation legally available therefore in an amount equal to ten percent (10%) per annum of the Liquidation Value as defined in Section 4 per share of Series B Convertible Preferred Stock payable in cash in annual installments on July 31 of each year, with the first installment due on July 31, 2000 (the "Payment Date") to holders of record on the immediate previous July 15. Such dividends shall accrue from the date of receipt of payment for such shares and shall accrue from day to day, whether or not earned or declared. The dividend rights of the holders of the Series B Convertible Preferred Stock shall be cumulative, so that if in any year or years dividends upon the outstanding Series B Convertible Preferred Stock at the rate of ten percent (10%) per annum of the Liquidation Value thereof shall not have been paid thereon or declared and set apart for payment, the amount of the deficiency shall be fully paid and set aside for payment, but without interest, before any distribution whether by way of dividend or otherwise shall be declared or paid upon, or set apart, for shares of Common Stock or other classes or series of Preferred Stock.

         3. Voting Rights. The holders of shares of the Series B Convertible Preferred Stock shall be entitled to two (2) votes per share in all corporate matters in which holders of the Company's Common Stock are entitled to vote

         4. Liquidation Rights.

         (a) In the event of any voluntary or involuntary dissolution, distribution of assets, liquidation or winding up of the affairs of the Corporation, after payment of provision for payment of the debts and other liabilities of the Corporation and any preferential amounts payable with respect to shares of the Corporation ranking prior to the Series B Convertible Preferred Stock, the holders of shares of the Series B Convertible Preferred Stock shall be entitled to receive, prior to any payment to be made pursuant to the liquidation rights of the holders of shares of the Common Stock and any other class or series of capital stock which ranks junior to the shares of Series B Convertible Preferred Stock out of the assets of the Corporation whether from capital or surplus or both, One dollar ($1.00) per share or securities of equal value at the option of the holder (the "Liquidation Value"), together with an amount equal to all dividends accrued and unpaid to the date fixed for distribution to the holders of the shares of Series B Convertible Preferred Stock (the "Redemption Price").

         (b) If upon any such dissolution, distribution of the assets, liquidation or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of the Series B Convertible Preferred Stock shall be insufficient to permit the payment to them of the full preferential amounts to which they are entitled, then the entire assets of the Corporation to be distributed shall be distributed ratably among the holders of the Series B Convertible Preferred Stock, to the exclusion of the holders of shares of Common Stock and the holders of any other shares of the corporation ranking junior to the Series B Convertible Preferred Stock. Except as provided in Section 4(c), the foregoing provisions of this paragraph shall not, however, be deemed to require the distribution of assets among the holders of shares of the Series B Convertible Preferred Stock or the holders of shares of any class or series of capital stock or the Common Stock, in the event of a consolidation, merger, lease or sale of substantially all the assets, which does not in fact result in the liquidation or winding up of the business of the Corporation.

         (c) For the purposes of Section 4, a liquidation of the Corporation shall be deemed to include a merger or consolidation of the Corporation in which, after such merger or consolidation, the outstanding shares of Common Stock and Preferred Stock of the Corporation immediately prior to the effectiveness of such merger or consolidation will not, pursuant to the terms of the merger or consolidation, be converted to or exchanged for in whole or in part, capital stock of the surviving corporation with the same rights and limitations as the corresponding shares of Common Stock and Preferred Stock of the Corporation.

         5. Redemption. The Corporation shall redeem on January 15, 2005 all outstanding shares of the Series B Convertible Preferred Stock by paying in cash therefore One Dollar ($1.00) per share and an amount in shares of Common Stock equal to all dividends on Series B Convertible Preferred Stock unpaid and accumulated as provided above, whether earned or declared or not, to January 15, 2005 or, if later, the date the funds necessary for redemption at the Redemption Price have been made available therefore. The number of shares of common Stock payable will be calculated by a fraction of which the sum of all dividends payable is the numerator and the market price of a share of Common Stock on the 30 days average prior to redemption is the denominator.

         6. Conversion.

         (a) Each of the holders of the Series B Convertible Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):


                  (i) Right to Convert. Each share of the Series C Convertible Preferred Stock shall be convertible, at the option of the holder thereof, within one (1) year after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series B Convertible Preferred Stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the per share Liquidation Value plus all declared but unpaid dividends per share on the date of conversion by the Conversion Price at the time in effect for such shares. The initial Conversion price of Series B Convertible Preferred Stock shall be $0.50 per share; provided, however, that the Conversion Price shall be subject to adjustment as set for the in subparagraphs 5(a)(iii) hereof.

                  (ii) Methods of Conversion. Before any holder of the Series B Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or any transfer agent for such Series B Convertible Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Series B Convertible Preferred Stock or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to close of business on the date of such surrender of the shares of the Series B Convertible Preferred Stock to be converted, and the person or persons entitled to receive the share of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                  (iii) Conversion Price Adjustments. The Conversion Price of the Series B Convertible Preferred Stock shall be subject to adjustment from time to time as follows:

         (1) In the event the Corporation should at any time or from time to time after January 24, 2000 fix a record date for (x) the effectuation of a split or subdivision of the outstanding shares of common stock, or (y) the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of, Common Stock (hereinafter referred to as "Common Stock Equivalent") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock

Equivalents, including the additional shares of Common Stock issuable upon conversion or exercise thereof, then, as of record date (or the date of such dividend, distribution, split or subdivision or determination if no record date (or the date of such dividend, distribution, split, subdivision or determination) times a fraction, the numerator of which shall be the number of shares of Common Stock and Common Stock Equivalents outstanding before the dividend, subdivision, distribution or split, and the denominator of which shall be the number of shares of Common Stock outstanding before the dividend, subdivision, distribution or split.


         (2) If the number of shares of Common Stock outstanding at any time after January 24, 2000 is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price of the Series B Convertible Preferred Stock shall be appropriately increased to an amount equal to the Conversion Price in effect on the record date (or the date of such combination) times a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before the combination, and the denominator of which shall be the number of shares of Common Stock outstanding after the combination.

         (iv) Issuance of Common Stock Certificates. The issuance of certificates for shares of Common Stock upon conversion of Series B Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Convertible Preferred Stock which is being converted.

         (v) Stock Transfer Books to Remain Open. The Corporation will at no time close its stock transfer books against the transfer of any Series B Convertible Preferred Stock or of any shares of common Stock issued or issuable upon the conversion of any shares of Series B Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series B Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         (vi) Common Stock Definition. As used in this paragraph 5, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of the Certificate of this Resolution of the Board of Directors with the Department of State of Delaware, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor be entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series B Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganizations or reclassification of the outstanding shares thereof, the stock, securities or assets to be issued in exchange for such Common Stock pursuant thereto.

         (vii) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences or indebtedness issued by the Corporation or other persons, assets (excluding cash dividends), then, in each such case, the holders of the Series B Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series B Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

         (viii) Recapitalization. In the case of a recapitalization of the Corporation affecting its outstanding shares of Common Stock, the Series B Convertible Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock, other securities, or property receivable upon such recapitalization by a holder of the number of shares of Common Stock into which such Series B Convertible Preferred Stock might have been converted immediately prior to such recapitalization.


         (ix) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidations, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Convertible Preferred Stock against impairment.

         (x) No Fractional Shares and Certificate as to Adjustment.

                  (1) No fractional shares shall be issued upon conversion of the Series B Convertible Preferred Stock and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Convertible Preferred Stock the beneficial holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                  (2) Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series B Convertible Preferred Stock pursuant to this paragraph 6, the Corporation, at its expense, shall promptly compute such adjustment or readjustments in accordance with the terms hereof and prepare and furnish to each holder of the Series B

         Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustment and readjustment, (b) the Conversion Price at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B Preferred Stock.

         (xi) Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series B Convertible Preferred Stock, at least fifteen (15) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         (xii) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series C Convertible Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.


IN WITNESS WHEREOF, we have signed this Certificate as of the 8th day of March, 2002.

                                 MEDIFAST, Inc.



                                                      /s/ Bradley T. MacDonald
                                                      --------------------------
                                                      Bradley T. MacDonald
                                                      Chairman of the Board and
                                                      Chief Executive Officer

                                    Delaware
                                 The first State


       I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MEDIFAST, INC.", FILED IN THIS OFFICE ON THE TENTH DAY OF JUNE, A.D. 2002, AT 3:30 O'CLOCK P.M.

       A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.











[SEAL]
                                      /s/ Harriet Smith Windsor
   2195555 8100                       Harriet Smith Windsor Secretary of State
   020373084                          AUTHENTICATION:1825305

                                      DATE: 06--12--02

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 MEDIFAST, INC.

         Medifast, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors Of Medifast. Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing the Second and Fourth Article thereof so that, as amended said Articles shall be and read as follows:

         Article Two: The name and address of its registered office and registered agent in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801.

         Article Fourth: The amount of the total authorized capital shares of this corporation are 16,500,000 shares with a par value of $,001 of which 15,000,000 shares are deemed as common stock and 1,500,000 shares are deemed as preferred stock.








                                STATE OF DELAWARE
                               SECRETARY OF STATE
                            DIVISION OF CORPORATIONS
                            FILED 03:30 PM 06/10/2002
                              020373084 -- 2195555

             SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

            THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

             IN WITNESS WHEREOF, said Medifast, Inc. has caused this certificate to be signed by Bradley T. MacDonald, its CEO and Chairman of the Board, This tenth day of June, 2002.

                                        Medifast, Inc.

                                        By /s/ Bradley T.
                                        MacDonald
                                        ----------------------------------------
                                        Name: Bradley T. MacDonald
                                        Title:CEO and Chairman of the